UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2013

HYPERION THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35614	61-1512713
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Gateway Boulevard, Suite 200

South San Francisco, California 94080

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (650) 745-7802

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2013, the Compensation Committee of the Board of Directors of Hyperion Therapeutics, Inc., or the Company, approved the 2013 annual salaries (effective January 1, 2013), 2013 bonus targets and 2012 cash bonuses for the Company’s named executive officers. The 2013 annual salaries, 2013 bonus targets and 2012 cash bonuses are set forth in the following table:

Name and Title	2013 Salary	2013 Bonus Target	2012 Bonus
Donald J. Santel, Chief Executive Officer and Director	$575,000	60%	$258,000
Bruce F. Scharschmidt, M.D., Chief Medical Officer and Senior Vice President	$375,000	40%	$155,000
Jeffrey S. Farrow, Chief Financial Officer and Secretary	$347,000	40%	$127,000
Klara A. Dickinson, Senior Vice President, Regulatory Affairs and Compliance	$362,000	40%	$139,927
Christine Nash, Senior Vice President, Chief Commercial Officer	$347,000	40%	$127,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2013	Hyperion Therapeutics, Inc.

	By:	/s/ Jeffrey S. Farrow
Jeffrey S. Farrow
Chief Financial Officer